UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                                AMENDMENT NO. 1

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant
Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        CORNERSTONE FINANCIAL CORPORATION
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                        CORNERSTONE FINANCIAL CORPORATION
                        6000 MIDLANTIC DRIVE, SUITE 120S,
                          MT. LAUREL, NEW JERSEY 08054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 16, 2010

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Cornerstone Financial Corporation (the "Company"), the holding company for Cornerstone Bank (the "Bank") to be held on June 16, 2010 at 2:00 p.m. at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054.

     At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

     1. The election of five (5) directors to the Company's Board of Directors each to serve for the term described in the accompanying proxy statement;

     2. To ratify the appointment of KPMG as the Company's independent registered public accountants for the fiscal year ending December 31, 2010;

     3. The approval of Cornerstone Financial Corporation 2010 Equity Compensation Plan; and

     4. Such other business as shall properly come before the Annual Meeting.

     The Board of Directors of the Company believes that the election of the nominees for director, the ratification of Company's independent registered public accountants, and the approval of the 2010 Equity Compensation Plan are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each nominee for director, and "FOR" each other proposal set forth in the accompanying proxy statement.

     YOUR COOPERATION IS APPRECIATED SINCE ONE-THIRD (1/3) OF OUR COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.


                                              Very truly yours,


                                              /S/ GEORGE W. MATTEO, JR.
                                              ----------------------------------
                                              George W. Matteo, Jr.
                                              Chairman of the Board of Directors


May 24, 2010
Mt. Laurel, New Jersey

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2010. OUR PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE ALSO AVAILABLE ON LINE AT
HTTP://www.snl.com/IRWEBLINKX/GENPAGE.aspx?IID=4220067&gkp=1073743350.

                        CORNERSTONE FINANCIAL CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2010

                      ------------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

     This Proxy Statement is being furnished to shareholders of Cornerstone Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on June 16, 2010 at 2:00 p.m., at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054 (the "Annual Meeting").

     The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's shareholders is on or about May 24, 2010.

RECORD DATE, OUTSTANDING SECURITIES AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on May 18, 2010 as the record date (the "Record Date") for the determination of the holders of common stock entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,809,656 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.

     Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted "FOR" approval of the Directors nominated for election and "FOR" each other proposal set forth in this proxy statement. With regard to any other matter properly presented at the Annual Meeting, the proxy will be voted in the discretion of the persons named in the proxy.

REVOCABILITY OF PROXIES

     Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company or by attending the Annual Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Keith Winchester, Secretary, Cornerstone Financial Corporation, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054.

SOLICITATION OF PROXIES

     This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, Directors and employees of the Company and/or the Bank, who will not be specially compensated for such solicitation activities.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Certificate and By-Laws of the Company provide that the number of Directors shall not be less than five (5) or more than twenty-five (25) and permit the exact number to be determined from time to time by the Board of Directors. Our Certificate of Incorporation provides for a Board of Directors divided into three (3) classes. For 2010, there are five (5) nominees for Director. There are no arrangements or understanding between any director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee.

     The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below, each of whom currently serves as a member of the Board. If elected each nominee will serve until the 2013 Annual Meeting of Stockholders, except for Robert E. Groody, who will serve until the 2012 Annual Meeting of the Stockholders, and Susan Barrett, who will serve until the 2011 Annual Meeting of the Stockholders, each until his or her replacement has been duly elected and qualified. Mr. Groody and Ms. Barrett were each appointed to the Board of Directors on February 17, 2010, and are seeking election for the first time. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

     Set forth below are the names, ages, principal occupations, and business experience, as well as the prior service on the Board, if any, for all nominees and for those members of our Board whose terms continue beyond the 2010 Annual Meeting. Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

                              NOMINEES FOR ELECTION

SUSAN BARRETT                  DIRECTOR SINCE 2010                    AGE 49
--------------------------------------------------------------------------------

Susan Barrett is a former President and partner of Dearden, Maguire, Weaver & Barrett LLC, investment and financial advisors, retiring in 2007. Ms. Barrett has recently re-entered the financial industry as an independent advisor and consultant for individuals, non-profits and small banks. Ms. Barrett is also an active member of a variety of local organizations, acting as a financial advisor for various non-profit entities in the area, and as a member of the Board of Trustees of LaSalle University. Ms. Barrett's extensive knowledge of financial affairs and small bank operations provides valuable insight to the Board.


J. RICHARD CARNALL             DIRECTOR SINCE 2004                    AGE 71
--------------------------------------------------------------------------------

J. Richard Carnall, currently retired, is the former Chairman and CEO of PFPC Worldwide, Inc., a subsidiary of PNC Bank from 1987 until 2002. From 1981 to 2002, Mr. Carnall was Executive Vice President of PNC Bank, National Association and held directorships with various PNC Bank-related entities from 1993 to 2002. Mr. Carnall has also served as a director of RBB Fund, Inc., a registered investment company since 2002. As a career banker, he brings a wealth of industry experience to his service on the Company's Board.

GAETANO P. GIORDANO            DIRECTOR SINCE 1999                    AGE 55
--------------------------------------------------------------------------------

Mr. Giordano is the President of Vincent Giordano Corporation, Philadelphia, Pennsylvania, since 1983. Mr. Giordano also serves on the Board of Trustees of LaSalle University, located in Philadelphia, Pennsylvania. Mr. Giordano also serves as a director of a number of children's charitable organizations. His diverse involvement in local community affairs brings an important and unique outlook when considering issues affecting our marketplace, customers and shareholders.

ROBERT E. GROODY               DIRECTOR SINCE 2010                    AGE 51
--------------------------------------------------------------------------------

Bob Groody has extensive experience in financial services, banking, and residential real estate lending. Mr. Groody has more than 20 years experience in banking, including acting as both Chief Operating Officer and Chief Financial Officer with entities such as GMAC Bank and Cendant Mortgage Corporation, successfully increasing lending, total assets, and consumer deposits throughout his career. Mr. Groody is also Chairman of the Board of the YMCA of Burlington County. Mr. Groody's experience in developing strategic plans to increase loan production, assets and consumer deposits, building integrated customer service mechanisms, and knowledge of the operations of banking organizations, allows him to provide valuable input to the Board of Directors.

RONALD S. MURPHY               DIRECTOR SINCE 1999                    AGE 60
--------------------------------------------------------------------------------

Since 1978, Ronald S. Murphy has served as the President of Murphy's Markets of South Jersey, Inc., a chain of supermarkets operating in our market area. Mr. Murphy's business experience provides him with insight and understanding of many of the same issues our small business customers, and the Company, deal with today, including financial and strategic planning, capital allocation and management development.

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2010 ANNUAL MEETING

J. MARK BAIADA           DIRECTOR SINCE 1999      TERM EXPIRES 2011       AGE 62
--------------------------------------------------------------------------------

J. Mark Baiada is the President of Bayada Nurses, Inc., a home health care company. Mr. Baiada also serves as the Overseer of the University of Pennsylvania School of Nursing. Mr. Baiada's knowledge of economic conditions in our local markets is of great assistance to the Company.


BRUCE PAPARONE           DIRECTOR SINCE 2000      TERM EXPIRES 2011       AGE 48
--------------------------------------------------------------------------------

Bruce Paparone is the President of Paparone Corporation since 1995, a real estate development company. Mr. Paparone has served as a trustee and director of Kennedy Health System since 1989. Mr. Paparone's knowledge and understanding of real estate provides valuable insight to our Board.

GEORGE W. MATTEO, JR.    DIRECTOR SINCE 1999      TERM EXPIRES 2012       AGE 54
--------------------------------------------------------------------------------

Mr. Matteo has served as the President and Chief Executive Officer of the Bank since March 2006 and of the Company's since inception in 2008; Chairman of the Board of Directors since the Bank's inception in 1999 and the Company's inception in 2008. He has also served an equity partner in the law firm Wolf, Block, Schorr and Solis-Cohen LLP from 2005-2006; Mr. Matteo maintained an of-counsel relationship with Wolf Block from March 2006 through January 2007. His business and legal experience and background give Mr. Matteo unique insight into all of the components of the Company's business, including shareholder relations, capital management, loss mitigation, financial and strategic planning, regulatory relations and management planning.


ROBERT A. KENNEDY, JR.   DIRECTOR SINCE 1999     TERM EXPIRES 2012        AGE 54
--------------------------------------------------------------------------------

President of the Kennedy Companies since 1986, a wholesale distributor of underground utility products, founded in 1973. Mr. Kennedy serves as a Trustee of Our Lady of Lourdes Medical Center and the St. Joseph's Carpenter Society. The Board benefits from his long term knowledge of the Company's market area and customers.

--------------------------------------------------------------------------------

No Director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940, except for J. Richard Carnall. Mr. Carnall serves as a director for RBB Fund, Inc., a registered investment company.

The Company encourages all Directors to attend the Company's annual meeting. However, Messrs. Baiada, Giordano and Paparone were unable to attend the 2009 annual meeting, each due to unavoidable scheduling conflicts.

REQUIRED VOTE

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                                 AND MANAGEMENT



SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of March 31, 2010 regarding the number of shares of common stock beneficially owned by all Directors, executive officers described in the compensation table, and by all Directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in himself at once or within sixty (60) days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a partner.

                                        SHARES OF COMMON          PERCENT
                                       STOCK BENEFICIALLY           OF
        NAME                               OWNED(1)               CLASS(1)
        ----                           ------------------         --------
NOMINEES FOR DIRECTOR
George W. Matteo, Jr.                     66,617(2)                 3.6%
J. Mark Baiada                           198,608(3)(4)             10.5%
Susan Barrett                             12,287                       *
J. Richard Carnall                        45,555(5)                 2.5%
Gaetano P. Giordano                      117,902(3)(6)              6.4%
Robert E. Groody                             125                       *
Robert A. Kennedy, Jr.                    59,675(3)(7)              3.3%
Ronald S. Murphy                          74,994(3)(8)              4.1%
Bruce Paparone                            72,199(3)(9)              3.9%

EXECUTIVE OFFICERS WHO ARE NOT
DIRECTORS

Gene D'Orazio                              3,789(10)                   *
Keith Winchester                           6,062(11)                   *

Directors and executive
officers as a group (9 persons)          657,811(12)(13)           32.9%

-------------------
* Less than one percent

(1) Beneficial ownership is based on 1,809,656 shares of common stock outstanding as of March 31, 2010. The securities "beneficially owned" by an individual and the percentage of ownership are determined in accordance with the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power. A person is also deemed to beneficially own shares of common stock which such person does not own but has the right to acquire presently or within 60 days.
(2)  Includes 22,575 shares issuable upon exercise of options
(3)  Includes 4,346 shares issuable upon exercise of options
(4)  Includes 71,429 shares issuable upon exercise of warrants
(5)  Includes 10,700 shares issuable upon exercise of warrants
(6)  Includes 14,285 shares issuable upon exercise of warrants
(7)  Includes 14,000 shares issuable upon exercise of warrants
(8)  Includes 14,275 shares issuable upon exercise of warrants
(9)  Includes 14,200 shares issuable upon exercise of warrants
(10) Includes 522 shares issuable upon exercise of options
(11) Includes 5,455 shares issuable upon exercise of options
(12) Consists of 49,760 shares issuable upon exercise of options
(13) Consists of 138,889 shares issuable upon exercise of warrants

     The following table sets forth information known to the Company about those shareholders of the Company owning 5% or more of the Company's outstanding common stock.

------------------------------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER OF                NUMBER OF SHARES BENEFICIALLY       PERCENTAGE OF CLASS
MORE THAN 5% OF THE COMMON STOCK                     OWNED (1)
------------------------------------------------------------------------------------------------------
Black River BancVenture, Inc.                        289,137                          16.0
------------------------------------------------------------------------------------------------------

     To the Company's knowledge, there are no shareholders other than those set forth above who beneficially own 5% or more of the common stock of the Company.

BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board of Directors are held monthly and as needed. The Board of Directors held twelve (12) meetings in the year ended December 31, 2009. The Company's policy is that all Directors make every effort to attend each meeting. For the year ended December 31, 2009, each of the Company's Directors attended at least 75% of the aggregate of the total number of meetings of Board of Directors and the total number of meetings of committees on which the respective Directors served.

A majority of the Board consists of individuals who are "independent" under the Nasdaq listing standards. Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Cornerstone Financial Corporation, attn: Chair of Audit Committee, 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey 08054.

DIVERSITY

The entire Board of Directors of the Company is engaged in determining the appropriate skills and characteristics required of board members in the context of the current make-up of the Board. When we have an opening on the Board, we will always look at a diverse pool of candidates. The assessment of the Board's characteristics includes diversity, skills, such as an understanding of financial statements and financial reporting systems, and an understanding of our market area. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

BOARD LEADERSHIP

The Board of Directors has appointed Mr. Matteo as both the Company's chief executive officer and chairman of the board. The Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy, and is important in unifying the Company's strategy behind a single vision.

RISK OVERSIGHT

Risk is an inherent part of the business of banking. Risks faced by the Company include credit risk relating to its loans and interest rate risk related to its entire balance sheet. The Board of Directors oversees these risks through the adoption of policies and by delegating oversight to certain Board committees, including the audit committee. The Board exercises oversight by establishing a corporate environment that promotes timely and effective disclosure, fiscal accountability and compliance with all applicable laws and regulations.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics governing the Company's CEO and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Business Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Our Code of Business Ethics is available on our website at http://www.cornerstonebanknj.com/

COMMITTEES

The Board of Directors has an Audit Committee and a Compensation Committee


AUDIT COMMITTEE. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and oversee adherence to, a system of internal controls. It reviews and accepts the reports of the Company's independent auditors and federal examiners. In 2009, the Audit Committee consisted of Messrs. Paparone (Chair), Carnall, Giordano, and Kennedy. In February 2010, Susan Barrett and Robert E. Groody also became members of the audit committee. The audit committee does not currently have any member qualifying as an "audit committee financial expert" as that term is defined in SEC Regulation S-K Item 407(d)(5). The board believes that all members of the audit committee are financially literate and experienced in business matters. Like many small companies, it is not easy for the company to attract and retain competent and diligent board members, and competition for individuals qualifying as "audit committee financial experts" is significant. The board believes that the current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert". The Audit Committee has adopted a written charter, which is available at http://www.cornerstonebanknj.com.

COMPENSATION COMMITTEE. In 2009, the Compensation Committee consisted of Directors Carnall (Chair), Giordano, Murphy, Kennedy and Baiada. Each member of the Compensation Committee is independent, as such term is defined in the Nasdaq listing standards. In February 2010, Susan Barrett became a member of the compensation committee. The purpose of the Compensation Committee is to review senior management's performance and determine compensation, and review and set guidelines for compensation of all employees. The Compensation Committee does not delegate its authority regarding compensation. Mr. Matteo, our CEO, provides input to the Committee regarding the compensation of our executive officers. Currently, no consultants are engaged or used by the Compensation Committee for purposes of determining or recommending compensation. In 2009, the Compensation Committee met four (4) times. The Compensation Committee does not have a written charter.

NOMINATION OF DIRECTORS. The Board of Directors does not have a standing nominating committee and the entire Board of Directors performs the function of a nominating committee to select persons to be nominated to serve as directors of the Company, and to fill vacancies as necessary. In connection with nominations, the full Board of Directors met four (4) times during 2009 to discuss nominations.

Because of the moderate size of the Board of Directors and the high proportion of directors who are independent, the Board of Directors believes that it is appropriate for the full Board of Directors to continue to perform the function of a nominating committee and that a standing nominating committee is not necessary. As there is no nominating committee, the Board of Directors does not have a charter addressing the director nomination process.

If a need for new directors should arise in the future, the Board of Directors would likely ask incumbent directors to identify potential candidates. To date, the Company has not engaged a third party to identify or assist in identifying or evaluating potential nominees. Pursuant to our Bylaws, the Board of Directors is required to provide written nominations for director to our Secretary at least thirty days prior to the date of the meeting at which directors are to be elected. The Board of Directors would consider recommendations for director nominations by shareholders that are received a reasonable time prior to such thirty day period and that include the name, age, address, principal occupation, prior business experience and background of the recommended individual and a written consent executed by the recommended individual stating that he or she desires to be considered as a nominee and, if elected, that he or she will serve as a director.

The Board of Directors will generally consider nominees for director recommended by shareholders in the same manner, and based on the same criteria, that the Board considers nominees for director recommended by members of the Board of Directors, by outside consultants or by other individuals or groups. However, the knowledge of one or more directors concerning a nominee may be a factor and members of the Board of Directors may have certain insights into the dynamics and chemistry of the Board of Directors that they may consider when evaluating any recommended candidate for director.

AUDIT COMMITTEE REPORT

The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditor, both of whom have unrestricted access to the Audit Committee.

In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG, our independent auditors. We have discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, ("Communication with Audit Committees"). We also have received the written disclosures and letters from KPMG required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of KPMG their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year 2009 for filing with the U.S. Securities and Exchange Commission.

J. Richard Carnall
Gaetano P. Giordano
Robert A. Kennedy, Jr.
Bruce Paparone, Chairman

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation of our CEO and our two next most highly compensated executive officers making over $100,000.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 NON-QUALIFIED
                                                                                    DEFERRED
                                                                      OPTION      COMPENSATION        ALL OTHER
                                            SALARY        BONUS       AWARDS        EARNINGS        COMPENSATION        TOTAL
  NAME AND PRINCIPAL POSITION      YEAR       ($)          ($)        ($)(1)          ($)                ($)             ($)
---------------------------------------------------------------------------------------------------------------------------------
George W. Matteo, Jr.              2009     311,171(2)        -(3)   19,800         69,563 (7)       24,287 (4)(6)      424,821
Chairman of the Board,             2008     275,827(2)   30,000(3)       -          41,031 (7)       20,962 (4)(6)      367,820
President and CEO
---------------------------------------------------------------------------------------------------------------------------------
Gene D'Orazio                      2009     160,397                   572(1)       9,630 (7)        11,446 (5)(7)      182,045
Executive Vice President and       2008     151,252         -         572(1)       4,476 (7)        12,263 (5)(7)      168,563
Chief Operating Officer
---------------------------------------------------------------------------------------------------------------------------------
Keith Winchester                   2009     153,890         -         572(1)       20,899(7)        8,907 (5)(7)       184,268
Executive Vice President and       2008     144,785         -         572(1)       13,538(7)        8,400 (5)(7)       167,295
Chief Financial Officer
---------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to newly effective requirements of the Securities and Exchange Commission, the amounts set forth represent the aggregate grant date fair value of the stock and option awards, computed in accordance with FASB ASC Topic 718, rather than the expense recognized pursuant to SFAS 123 (R). The value of prior year grants has been restated to conform to the newly required presentation
(2) Includes $60,000 for Mr. Matteo's role as Chairman of the Board, with the balance representing Mr. Matteo's salary as President & CEO.
(3) Represents a signing bonus pursuant to the terms of Mr. Matteo's employment agreement dated January 10, 2008.
(4)  Includes payments for an auto allowance and country club dues
(5)  Includes payments for an auto allowance
(6)  Includes the Bank's contributions under the Cornerstone Bank 401(k) Plan
(7) Includes payments under the Cornerstone Bank Nonqualified Deferred Compensation Plan (Deferred Compensation Plan") adopted January 1, 2006. Under the Deferred Compensation Plan, the Board designates those employees eligible to participate and receive contributions credited to an unfunded Plan Deferral Account equal to a percentage of such employees base salary.

     MATTEO EMPLOYMENT AGREEMENT. On January 10, 2008, we entered into an employment agreement with George W. Matteo, Jr., our Chairman, President and Chief Executive Officer. Under the Agreement, Mr. Matteo receives an annual base salary as determined from time to time by the Board, but no less than $262,500. Mr. Matteo is eligible to participate in any bonus plan implemented by us for executive employees, on terms no less favorable than those applicable to any comparable executive of the Company, or in a bonus plan specific to Mr. Matteo but which will be at least as favorable to Mr. Matteo as any plan applicable to any comparable executive employees. Under the Agreement, we also provide Mr. Matteo with certain fringe benefits, which in the aggregate will be not less favorable than those received by our comparable executive employees, include an automobile allowance and reimbursement for membership dues and other business-related expenses in accordance with our policy.

     The current term of the Agreement ends on March 31, 2011. The Agreement will automatically renew for successive one (1) year terms unless (i) either we or Mr. Matteo gives written notice of termination at least sixty (60) days prior to the anniversary date of the then-current term, or (ii) the Agreement is terminated earlier in accordance with the termination provisions in the Agreement.

     We may terminate Mr. Matteo's employment "without Cause" (as such term is defined in the Agreement) upon giving thirty (30) days prior written notice to Mr. Matteo. Additionally, Mr. Matteo may resign for "Good Reason" (as such term is described below and more fully defined in the Agreement) upon giving written notice to us within forty-five (45) days after the event constituting Good Reason, provided that we have not cured such action constituting Good Reason within thirty (30) days after the event. For purposes of the Agreement, "Good Reason" includes, among other things, a reduction in title, authority, status or base salary, our failure to provide comparable benefits upon a Change in Control, or breach by us of a material provision of the Agreement. If Mr. Matteo resigns without Good Reason, he will be bound by a one year covenant not to compete with us, and a one year non-solicitation covenant with regard to our customers and employees.

     If Mr. Matteo is terminated by us without Cause or resigns for Good Reason, he will be entitled to receive for a period of the greater of eighteen (18) months from the date of termination of employment or the remaining term of the Agreement, (i) the sum of (a) his base salary as of the termination of his employment (or prior to any reduction thereof preceding termination of employment), plus (b) a dollar amount equal to the average of the bonuses he received for each of the three preceding calendar years, and (ii) all life, disability and medical insurance and other normal benefits in effect during the two preceding calendar years, or if we are unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits.

D'ORAZIO EMPLOYMENT AGREEMENT.

     On July 16, 2009, we entered into an employment agreement with Eugene D. D'Orazio, our Executive Vice President and Chief Operating Officer. Under the Agreement, Mr. D'Orazio receives an annual base salary as determined from time to time by the Board, but no less than $163,500. Mr. D'Orazio is eligible to receive bonuses during the term of the Agreement, at the discretion of the Board. Under the Agreement, we also provide Mr. D'Orazio with certain fringe benefits as may be provided by the Bank to its employees from time-to-time. The current term of the Agreement ends on February 28, 2011.

     We may terminate Mr. D'Orazio's employment "without Cause" (as such term is defined in the Agreement) upon giving thirty (30) days prior written notice to Mr. D'Orazio. Additionally, Mr. D'Orazio may resign for "Good Reason" (as such term is described below and more fully defined in the Agreement) upon giving written notice to us, provided that we have not cured such action constituting Good Reason within thirty (30) days after the event. For purposes of the Agreement, "Good Reason" includes, among other things, a reduction in title, authority, status or base salary (except for a reduction not to exceed 10% applied equally to all executive vice presidents), our failure to provide comparable benefits upon a Change in Control, or breach by us of a material provision of the Agreement. Following termination, Mr. D'Orazio will be bound by a one year non-solicitation covenant with regard to our customers and employees, and a covenant not-to-compete, which will be for a period of one (1) year if termination is following a change-in-control, or otherwise for sixty (60) days.

     If Mr. D'Orazio is terminated by us without Cause or resigns for Good Reason, and provided that he executed a Release, as such term is defined in the Agreement, he will be entitled to receive for the remaining term of the Agreement, but in no event greater than twelve (12) months nor less than (3) months, his base salary as of the termination of his employment (or prior to any reduction thereof preceding termination of employment), and (ii) medical insurance during the same time period, or if the Company is unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits. In addition if a change of control occurs and a change of control payment is provided to Mr. D'Orazio pursuant to the terms of the employment agreement and if the Internal Revenue Service finds that such payment constitutes an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the Company will decrease such payment by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible pursuant to section 280G of the Code.

WINCHESTER EMPLOYMENT AGREEMENT.

     On February 15, 1999, The Cornerstone Formation Group, LLC, the predecessor entity to the Bank and the Company, entered into an employment agreement with Keith Winchester to serve initially as a consultant prior to the opening of the Bank. Since the opening of the Bank, and pursuant to the terms of the Agreement, Mr. Winchester has served as an Executive Vice President and Chief Financial Officer. Under the Agreement, Mr. Winchester's annual base salary is determined from time to time by the Board. Mr. Winchester is eligible to participate in a bonus plan implemented by us. Under the Agreement, we also provide Mr. Winchester with certain fringe benefits, including an automobile allowance. The term of the Agreement shall continue until such time as Mr. Winchester's employment is terminated by written notice at least 30, but no more than 60, days prior to such termination, and otherwise in accordance with the Agreement.

     We may terminate Mr. Winchester's employment "without Cause" (as such term is defined in the Agreement) upon giving no less than thirty (30) and no more than sixty (60) days prior written notice to Mr. Winchester. Additionally, Mr. Winchester may resign for "Good Reason" (as such term is described below and more fully defined in the Agreement) upon giving written notice to us after the event constituting Good Reason. For purposes of the Agreement, "Good Reason" includes, among other things, a reduction in title, position, duties, or base salary, or breach by us of a material provision of the Agreement.

     If Mr. Winchester is terminated by us without Cause or resigns for Good Reason, or following a Change in Control, he will be entitled to receive for a period of one year from the date of termination of employment his base salary as of the termination of his employment (or prior to any reduction thereof preceding termination of employment) and uninterrupted health insurance coverage substantially comparable to that which was in effect at the time of termination. In addition, if a termination or change of control occurs and the payment is provided to Mr. Winchester pursuant to the terms of the employment agreement and if the Internal Revenue Service finds that such payment constitutes an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the Company will reduce such payment to an amount one ($1) dollar less than the amount that is fully deductible for Federal tax purposes by the Company.


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information regarding outstanding stock option awards for each of our Named Executive Officers as of December 31, 2009.


                           -----------------------------------------------------------------------------------------------------
                                                       OPTION AWARDS                                      STOCK AWARDS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                              NUMBER OF                                                             NUMBER OF       VALUE OF
                             SECURITIES                                                             SHARES OR      SHARES OR
                             UNDERLYING    NUMBER OF SECURITIES                                     UNITS OF       UNITS OF
                             UNEXERCISED        UNDERLYING          OPTION                         STOCK THAT     STOCK THAT
                               OPTIONS      UNEXERCISED OPTIONS    EXERCISE          OPTION         HAVE NOT       HAVE NOT
                                 (#)                (#)              PRICE         EXPIRATION        VESTED         VESTED
NAME                        EXERCISABLE       UNEXERCISABLE          ($)             DATE              (#)            ($)
--------------------------------------------------------------------------------------------------------------------------------
George W. Matteo, Jr.        22,575(1)               -             $8.86(1)       May 17, 2010          -              -
                                                  45,000           $5.00          July 16, 2019      45,000        218,250(3)
--------------------------------------------------------------------------------------------------------------------------------
Gene D. D'Orazio               522(2)                -             $9.40(2)      October 2, 2017        -              -
--------------------------------------------------------------------------------------------------------------------------------
Keith Winchester             4,369(1)                -             $8.86(1)       May 17, 2010          -              -
                               564(1)                -             $8.86(1)       July 1, 2011          -              -
                               522(2)                -             $9.40(2)      October 2, 2017        -              -
--------------------------------------------------------------------------------------------------------------------------------

(1) Has been restated to reflect the 7.5% common stock dividend paid on May 15, 2008 and the 5% common stock dividend paid on May 15, 2007.
(2) Has been restated to reflect the 7.5% common stock dividend paid on May 15, 2008.
(3) Based on the last sale price of the Bank's common stock known on April 3, 2010 ($3.50 per share price)

     The Company maintains one (1) equity compensation plan, the Cornerstone Financial Corporation 2009 Equity Compensation Plan. Under this plan, the Company is authorized to issue options and restricted stock to purchase up to 154,425 shares of the Company's common stock. The 2000 A Stock Option Plan and the 2000 B Stock Option Plan have expired, and 71,189 of the 77,382 options authorized thereunder have expired unexercised.

     The Company, as a replacement for the 2000 A Stock Option Plan and the 2000 B Stock Option Plan, is proposing the Cornerstone Financial Corporation 2010 Equity Compensation Plan, as set forth in more detail in Proposal 3.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

     We may terminate Mr. Matteo's employment "without Cause" (as such term is defined in the Agreement) upon giving thirty (30) days prior written notice to Mr. Matteo. Additionally, Mr. Matteo may resign for "Good Reason" (as such term is described below and more fully defined in the Agreement) upon giving written notice to us within forty-five (45) days after the event constituting Good Reason, provided that we have not cured such action constituting Good Reason within thirty (30) days after the event. For purposes of the Agreement, "Good Reason" includes, among other things, a reduction in title, authority, status or base salary, our failure to provide comparable benefits upon a Change in Control, or breach by us of a material provision of the Agreement. If Mr. Matteo resigns without Good Reason, he will be bound by a one year covenant not to compete with us, and a one year non-solicitation covenant with regard to our customers and employees.

     If Mr. Matteo is terminated by us without Cause or resigns for Good Reason, he will be entitled to receive for a period of the greater of eighteen (18) months from the date of termination of employment or the remaining term of the Agreement, (i) the sum of (a) his base salary as of the termination of his employment (or prior to any reduction thereof preceding termination of employment), plus (b) a dollar amount equal to the average of the bonuses he received for each of the three preceding calendar years, and (ii) all life, disability and medical insurance and other normal benefits in effect during the two preceding calendar years, or if we are unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits.

     If Mr. Matteo is terminated without Cause after a "Change in Control" or resigns with Good Reason after a Change in Control, Mr. Matteo will be entitled to receive for a period of two years from the date of termination of employment,
(i) the sum of (a) the highest base salary received by Mr. Matteo as of either the date of termination of his employment (or prior to any reduction thereof resulting in Good Reason for resignation) or any of the three immediately preceding calendar years, plus (b) a dollar amount equal to the highest bonus he received in any of the three preceding calendar years, and (ii) all life, disability and medical insurance and other normal benefits in effect during the two preceding calendar years, or if we are unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits. In addition if a change of control occurs and a change of control payment is provided to Mr. Matteo pursuant to the terms of the employment agreement and if the Internal Revenue Service finds that such payment constitutes an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the Company will increase such change of control payment to place Mr. Matteo in his original after tax position.

     Should a "Change in Control" (as defined in the Agreement) occur prior to the time when all of Mr. Matteo's non-qualified stock options have vested, such unvested options shall immediately vest upon such Change in Control.

DIRECTORS' COMPENSATION


DIRECTOR COMPENSATION

                                FEES
                               EARNED                           NON-EQUITY      NONQUALIFIED
                               OR PAID   STOCK      OPTION    INCENTIVE PLAN      DEFERRED
                               IN CASH   AWARDS     AWARDS     COMPENSATION     COMPENSATION          ALL OTHER
NAME                           ($)(1)     ($)        ($)           ($)          EARNINGS ($)       COMPENSATION ($)   TOTAL ($)
----                           -------   ------     ------     --------------   ------------       ----------------   ---------
J. Mark Baiada                    -         -          -             -             3,000                 -             3,000
J. Richard Carnall             4,400        -          -             -                -                  -             4,400
Gaetano P. Giordano               -         -          -             -             2,400                 -             2,400
Robert A. Kennedy, Jr.            -         -          -             -             3,000                 -             3,000
Ronald S. Murphy                  -         -          -             -             2,700                 -             2,700
Bruce Paparone                    -         -          -             -             3,300                 -             3,300

     Our directors are not compensated for service on the Company's Board of Directors. We do compensate our directors for service on the Bank's Board of Directors. For each regular meeting attended in person, the Vice Chairman receives $400 and each other non-management director receives $300. The per meeting attendance fees are paid on a quarterly basis, unless the Director elects to participate in the Directors' Fee Deferral and Death Benefit Plan described below. We do not pay or accrue any fees to any director for attending meetings of committees of the Board of Directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors.

     In addition, we adopted, effective January 1, 2006, a Directors' Fee Deferral and Death Benefit Plan ("Director Plan"), which allows each non-employee director to elect to defer receipt of payment of some or all of his or her director fees into an unfunded Plan Deferral Account. All directors other then Mr. Carnall elected to defer their director fees in 2009. Pursuant to the prior election of each director participating in the Director Plan, at the end of each calendar year each director's Plan Deferral Account balance will be adjusted to reflect an earnings adjustment calculated as if the amount in the Plan Deferral Account were invested in either (1) an interest bearing account earning interest at the prime rate determined by the Board from time to time, or
(2) our common stock. Under the Director Plan, the designated beneficiary of each non-employee director will also be entitled to a death benefit of $75,000 in the event of his or her death while still serving as a director. Payment of this death benefit will be funded solely by one or more life insurance contracts obtained by us on the life of each participant. Accordingly, if a life insurance policy is not obtained then there will be no death benefit, or if a life insurance policy is obtained in an amount less than $75,000, then the amount of the death benefit payable shall be limited to the amount of proceeds paid under any such life insurance policy. The death benefit under the Director Plan is not a vested benefit and may be terminated at any time by amendment to the Director Plan.


TRANSACTIONS WITH MANAGEMENT

     We expect to engage in banking transactions in the ordinary course of business with our shareholders, Directors and employees and their affiliates, including members of their families or corporations, partnerships or other organizations in which such shareholders, Directors and employees have a controlling interest, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

                                  PROPOSAL 2 -
                      RATIFICATION OF INDEPENDENT AUDITORS


The Audit Committee has appointed the firm of KPMG to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2010. This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our stockholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year.

KPMG has served as our independent registered public accounting firm since our inception and one or more representatives of KPMG will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.


REQUIRED VOTE

     THE PROPOSAL TO RATIFY THE SELECTION OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE PROPOSAL.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS

                                   PROPOSAL 3
                APPROVAL OF THE CORNERSTONE FINANCIAL CORPORATION
                          2010 EQUITY COMPENSATION PLAN

     The Board of Directors has approved for submission to the shareholders the Cornerstone Financial Corporation 2010 Equity Compensation Plan (the "2010 Plan"), set forth as Exhibit A to this proxy statement. The 2010 Plan authorizes the Company to issue stock options or restricted stock to eligible participants. Stock options granted under the 2010 Plan may be incentive stock options or non-qualified stock options.

INTRODUCTION

     The Board of Directors firmly believes that management and employees should have an equity stake in the Company and that equity should be a significant part of management's compensation. The Board believes that this will ensure that the interests of management and the shareholders are closely aligned. The shareholders have previously approved the 2000 Plan A and Plan B (jointly, the "2000 Plans") and the Cornerstone Financial Corporation 2009 Equity Compensation Plan (the "2009 Plan"). The 2000 Plans, which permitted the issuance of options to purchase up to 77,382 shares of common stock, have expired, and 71,189 of the options issued thereunder have expired unexercised. The Company has issued 154,020 of the 154,425 options authorized pursuant to the 2009 Plan. Therefore, the Board is currently unable to issue additional options to attract and retain management and members of the Board of Directors. The Board believes this puts the Company at a competitive disadvantage in retaining current employees and members of management and in attracting new members of management. The Company believes that the 2010 Plan will improve the Company's ability to attract and retain talented management.

TYPES OF AWARDS

     The 2010 Plan provides for the grant of incentive stock options ("ISOs"), non-qualified stock options and restricted stock awards.

ADMINISTRATION

     The 2010 Plan will be administered by the Board of Directors, which will have the power to (i) designate the participants to receive awards, and (ii) determine the number of shares subject to each award, the date of grant and the terms and conditions governing the awards, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the 2010 Plan and making all administrative determinations thereunder. Options granted under the 2010 Plan may be ISOs, subject to the requirements of the Code, or non-qualified options. In addition, grants of restricted stock may be made under the 2010 Plan.

ELIGIBILITY

     Management officials of the Company and/or the Bank, including employees, officers, non-employee directors, advisory board members and other service providers to the Company are eligible to receive options under the 2010
Plan.

SHARES SUBJECT TO THE 2010 PLAN

     The 2010 Plan covers awards of up to 117,000 shares of the Company's common stock. Under the 2010 Plan, the number and price of shares available for grant and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

TERM OF OPTIONS

     Options granted under the 2010 Plan will have maximum terms of ten (10) years, subject to earlier termination of the options as provided by the 2010 Plan.

EXERCISE PRICE OF OPTIONS

     Options granted under the 2010 Plan as ISO's are to be granted at an exercise price of not less than 100% of the fair market value of the Company's common stock on the date of the grant. However, if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of the Company 's common stock, the purchase price per share of common stock deliverable upon the exercise of each option shall not be less than 110% of the fair market value of the common stock on the date of grant or the par value of the common stock, whichever is greater. All non-qualified options must have an exercise price of at least 100% of fair market value on the date of grant. Fair market value is to be determined by the Board of Directors in good faith.

RESTRICTED STOCK AWARDS

     Eligible participants chosen to receive restricted stock awards under the 2010 Plan will be granted shares of the Company's common stock, subject to forfeiture in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

TAX CONSEQUENCES

     The options granted under the 2010 Plan should be considered as having no readily ascertainable fair market value at the time of grant because the options are not tradable on an established market. Because of this, for federal income tax purposes, no taxable income results to the optionee upon the grant of an option. If the option is an ISO, upon the issuance of shares to the optionee upon the exercise of the option, there is also no taxable income, assuming compliance with certain holding periods. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

     If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

     The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

     A recipient of restricted stock under the 2010 Plan will not recognize taxable income upon the grant of a restricted stock award unless such recipient makes an election under Section 83(b) of the Code (a "Section 83(b) Election") to be taxed as if the underlying shares were vested shares. If the recipient makes a valid Section 83(b) Election within 30 days of the date of the grant, then such recipient will recognize ordinary compensation income, for the year in which the stock award is granted, in an amount equal to the fair market value of the common stock at the time the award is granted. If a valid Section 83(b) Election is not made, then the recipient will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the fair market value of the common stock at the time of such lapse. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

Upon the disposition of the common stock acquired pursuant to a restricted stock award, the recipient will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the recipient's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

AMENDMENT OR TERMINATION

     No options or restricted stock awards may be granted under the 2010 Plan more than ten (10) years after adoption by the shareholders, but options or restricted stock awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2010 Plan.


REQUIRED VOTE

     In order for the 2010 Plan to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

     Unless marked to the Contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the 2010 Equity Compensation Plan.


RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 2010 EQUITY COMPENSATION PLAN.

                              INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended December 31, 2009 were KPMG. KPMG has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the company for the fiscal years ended December 31, 2009 and 2008 by the Company's principal accounting firm are shown in the following table.

                                            FISCAL YEAR ENDED DECEMBER 31
                                           -------------------------------
                                                 2009              2008
                                           ------------      -------------
Audit Fees                                 $    117,667      $      92,663
Audit-Related Fees                         $                 $
                                           ------------      -------------
Tax Fees                                         20,980             18,236
                                           ------------      -------------

Total Audit and Audit-Related Fees         $    138,647      $     110,899
All Other Fees                             $         -       $           -
                                           ------------      -------------

Total Fees                                 $    138,647      $     110,899
                                           ============      =============


                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all persons associated with the Company and subject to
Section 16(a) have made all required filings for the fiscal year ended December 31, 2009.

                        PROPOSALS FOR 2011 ANNUAL MEETING

     Any proposal that a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in 2011, must be received no later than December 24, 2010. Proposals must be sent to the Company, at the address set forth on the cover page of this Proxy Statement, to the attention of Keith Winchester, Executive Vice President. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                    EXHIBIT A

                                    PROPOSED
                        CORNERSTONE FINANCIAL CORPORATION
                          2010 EQUITY COMPENSATION PLAN

SECTION 1.  PURPOSE

     The Cornerstone Financial Corporation 2010 Equity Compensation Plan (the "Plan") is hereby established to foster and promote the long-term success of Cornerstone Financial Corporation (the "Company"), the holding company of Cornerstone Bank (the "Bank"), and its shareholders by providing members of management, including employees and management officials, with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons to serve as employees and Directors and in aligning the interests of such persons more closely with the interests of the Company's shareholders by encouraging such parties to maintain an equity interest in the Company.

SECTION 2.  DEFINITIONS

     Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

          "Act" means the Securities Exchange Act of 1934, as amended from time to time, and any rules and regulations promulgated thereunder.

          "Award" means the grant of Options or a Restricted Stock Award hereunder.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Common Stock" or "Stock" means the common stock, no par value per share, of the Company.

          "Company" means Cornerstone Financial Corporation and any present or future subsidiary or parent corporations of Cornerstone Financial Corporation (as defined in Section 424 of the Code) or any successor to such corporations.

          "Disability" shall mean the Participant's inability for a period of three (3) consecutive months, or for six (6) months during any twelve (12) month period, to perform the requirements of the Participant's position with the Company due to physical or mental impairment; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code. For purposes of Restricted Stock Awards under Section 8, "Disability" shall be as defined in Section 8.3(a)(1). The determination of whether a Disability exists will be made by the Board.

          "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

          "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

          "Management Official" means an employee of the Company, a non-employee member of the Board, a member of any advisory Board or any other service provider to the Company.

          "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.


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          "Option" means an Incentive Stock Option or a Non-Qualified Stock
     Option granted hereunder.

          "Participant" means a Management Official selected by the Board to receive an Option or Restricted Stock Award under the Plan.

          "Plan" means the Cornerstone Financial Corporation 2010 Equity Compensation Plan.

          "Restricted Stock Award" means a grant of shares of Common Stock pursuant to Section 8 hereof.

          "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Company.

SECTION 3.  ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Awards, to determine the type of Award granted, to determine the individuals to whom and the time or times at which Awards may be granted, to determine whether Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code, which provide that only employees may receive Incentive Options), to determine the terms and conditions of any Award granted hereunder, including whether to impose any vesting period, and if the Award is an Option, the exercise price thereof, subject to the requirements of this Plan.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

     Management Officials of the Company shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Award or Awards granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code; i.e., employees of the Company.

SECTION 5.  SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Common Stock which may be issued under the Plan is 117,000 subject to the adjustments as provided in this Section 5 and
Section 10, to the extent applicable. If an Award granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Award grant under the Plan.

     (b) In the event that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Awards may be


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granted under the Plan to Participants, (ii) the number and kind of shares of
Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6.  NON-QUALIFIED STOCK OPTIONS

     6.1    GRANT OF NON-QUALIFIED STOCK OPTIONS.

     Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

          (a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. The purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

          (b) TERMS OF OPTIONS. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant.

          (c) TERMINATION OF SERVICE. Except as provided herein, unless otherwise determined by the Board, upon the termination of the service of a Participant who is not an employee for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for one
     (1) year from the date of such termination. In the event of death or termination of service of a Participant who is not an employee as a result of Disability of the Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives, or beneficiaries of the Participant for one (1) year from the date of such termination. Upon the termination of the service of a Participant who is a common law employee of the Company for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercised only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. In the event of death or termination of service of a Participant who is a common law employee of the Company as a result of Disability of any such Participant, all Non-Qualified Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one (1) year or such longer period as is determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term. Notwithstanding any other provisions set forth herein to the contrary nor any provision contained in any agreement relating to the award of an option, in the event of a Termination for Cause, all of the Participant's Non-Qualified Stock Options shall immediately expire upon such Termination for Cause and shall not be exercisable, regardless of whether such Non-Qualified Stock Options were vested.

          (d) TRANSFERABILITY. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.


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SECTION 7.  INCENTIVE STOCK OPTIONS

     7.1    GRANT OF INCENTIVE STOCK OPTIONS.

     The Board may, from time to time, grant Incentive Stock Options to Management Officials who are employees of the Company. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

          (b) AMOUNTS OF OPTIONS. Incentive Stock Options may be granted to any Management Official who is an employee of the Company in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Options.

          (c) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant.

          (d) TERMINATION OF SERVICE. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three
     (3) months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination, and such Incentive Stock Options shall not be exercisable.

          Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one (1) year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

          (e) TRANSFERABILITY. No Incentive Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted distribution shall be null and void and of no effect.

          (f) COMPLIANCE WITH CODE. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon


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     exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

SECTION 8. RESTRICTED STOCK

      8.1  GRANT OF RESTRICTED STOCK AWARDS

          (a) GRANTS. The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares from the Participant in the event that conditions specified by the Board in the applicable Restricted Stock Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Restricted Award. During the restricted period, shares constituting a Restricted Stock Award may not be transferred, although a Participant shall be entitled to exercise other indicia of ownership, including the right to vote such shares and receive any dividends declared on such shares.

          (b) TERMS AND CONDITIONS. Subject to Section 8.2, the Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for forfeiture.

          (c) STOCK CERTIFICATES. The Company may cause shares issued as part of a Restricted Stock Award to be issued in either book entry form or certificated form. Shares issued in book entry form will be maintained in an account at the Company's transfer agent, and only released to a Participant upon satisfaction of any required restrictions. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     8.2  DISTRIBUTION OF RESTRICTED STOCK AWARDS

     (a) Restricted Stock Awards shall not be distributed and the restrictions pertaining to such award shall not expire earlier than -

               (1) upon the completion or satisfaction of the conditions specified by the Board in the Award;

               (2) a Participant's separation from service;

               (3) the date a Participant becomes disabled (as defined in Section 8.3(b));

               (4) upon the death of a Participant;

               (5) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as described in Section 10(c) or, if in conflict therewith, to the extent necessary, by the Secretary of Treasury under regulations issued under Code section 409A; or

               (6) upon the occurrence of an unforeseeable emergency.

          (b) A payment of a Participant's vested interest in a Restricted Stock Award may, in the discretion of the Board, be made in the event of a Participant's Disability, upon the occurrence of a Change-in-Control (as defined in the Grant Agreement evidencing any Award) or Unforeseeable Emergency (as defined below). Payments in settlement of a Participant's vested interest in a Restricted Stock Award shall be made as soon as practicable after such occurrence or after the Participant otherwise vests in such award. For the purposes of section 409A of the Code, the entitlement to a series of installment payments will be treated as the entitlement to a single payment.


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          (c) Other provisions of the Plan notwithstanding, if, upon the written application of a Participant, the Board determines that the Participant has an unforeseeable emergency (as defined in Section 8.3(b)), the Board may, in its sole discretion, direct the payment to the Participant of all or a portion of the balance of his or her vested interest in a Restricted Stock Award in a lump sum payment, provided that any such withdrawal shall be limited by the Board to the amount reasonably necessary to meet the emergency, including amounts needed to pay any income taxes or penalties reasonably anticipated to result from the payment. No payment may be made to the extent that such emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets or to the extent the liquidation of such assets would not cause severe financial hardship.

          (d) The Board may not otherwise permit the acceleration of the time or schedule of any vesting of a Restricted Stock award scheduled to be paid pursuant to the Plan, unless such acceleration of the time or schedule is
     (i) necessary to fulfill a domestic relations order (as defined in section 414(p)(1)(B) of the Code) or to comply with a certificate of divestiture (as defined in section 1043(b)(2) of the Code), (ii) de minimis in nature (as defined in regulations promulgated under section 409A of the Code),
     (iii) to be used for the payment of FICA taxes on amounts deferred under the Plan, or (iv) equal to amounts included in the federal personal taxable income of the Participant under section 409A of the Code.


     8.3   DEFINITIONS FOR RESTRICTED STOCK AWARDS

          (a) For purposes of this Section 8, the following definitions shall apply-

               (1) "Disability" shall mean (i) the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) if the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

               (2) "Unforeseeable Emergency" shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.


SECTION 9.  EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Non-Qualified Stock Options or Incentive Stock Options issued under the Plan to fail to comply with Section 409A or 422 of the Code. An election to defer the lapse of restrictions on a Restricted Stock Award shall not take effect until at least twelve (12) months after the date on which the election is made and in the event that an election to defer the lapse of restrictions is made other than in the event of death, disability or the occurrence of an unforeseeable emergency, payment of such award must be deferred for a period of not less than five (5) years from the date that restrictions would have otherwise lapsed.

SECTION 10.  GENERAL PROVISIONS APPLICABLE TO AWARDS

     (a) Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.


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     (b) Each Award may be granted alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of grant or at any time thereafter.

     (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company, in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board will provide for any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, or (iv) provide that all or any outstanding Awards shall become exercisable in full, or that the restrictions on such Awards shall lapse, immediately prior to such event.

     (d) For purposes of the Plan, the following events shall not be deemed a termination of service of a Participant:

          (i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

          (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

     (e) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Award held by a Participant, including substituting therefore another Award of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan or decreasing the exercise price for any Option provided for under the Plan may be effectuated without the approval of the shareholders of the Company; provided, however, that no such amendment or modification will be effective if such amendment or modification would cause the Plan to fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation.

     (f) The Board may, in its sole discretion, terminate the Plan (in whole or in part) with respect to one or more Participants and distribute to such affected Participants their vested interest in any Restricted Stock award in a lump sum as soon as reasonably practicable following such termination, but if, and only if, (i) all nonqualified defined contribution deferred compensation plans maintained by the Company and its Affiliates are terminated, (ii) no payments other than payments that would be payable under the terms of the Plan if the termination had not occurred are made within twelve (12) months of the termination of the Plan, (iii) all payments of the vested interest in Restricted Stock awards are made within twenty-four (24) months of the termination of the Plan, and (iv) the Company acknowledges to the Participants that it will not adopt any new nonqualified defined contribution deferred compensation plans at any time within five (5) years following the date of the termination of the Plan.


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SECTION 11.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service on the Company's Board. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Award, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non-cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) Awards may not be granted under the Plan more than ten (10) years after approval of the Plan by the Company's Shareholders, but then outstanding Awards may extend beyond such date.

     (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

     (i) A Participant in the Plan shall have no right to receive payment (in any form) with respect to his or her restricted Stock award until legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition, the Company shall impose such restrictions on stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of any stock exchange or automated quotation system upon which the stock is then listed or quoted, any applicable state securities laws, any provision of the Company's certificate of incorporation or bylaws, or any other law, regulation, or binding contract to which the Company is a party.

                        CORNERSTONE FINANCIAL CORPORATION


                               REVOCABLE PROXY FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 16, 2010

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the "Company"), and each of them to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" EACH OTHER PROPOSAL SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

         The Board of Directors recommends approval of the following proposals.

          1. Election of the following five (5) nominees to each serve on the Board of Directors for the terms set forth in the accompanying proxy statement: Susan Barrett, J. Richard Carnall, Gaetano P. Giordano, Robert E. Groody, and Ronald S. Murphy.

                  |_|      FOR ALL NOMINEES

                  TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINE BELOW:

                  -----------------------------------------------------------

                  |_|      WITHHOLD AUTHORITY FOR ALL NOMINEES

          2. Ratification of the appointment of KPMG as the independent auditors of the Company for the fiscal year ending December 31, 2010.

                  |_|      FOR RATIFICATION
                  |_|      AGAINST RATIFICATION
                  |_|      ABSTAIN


          3. The approval of Cornerstone Financial Corporation 2010 Equity Compensation Plan; and

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         4.       Such other business as shall properly come before the Annual
                  Meeting.



Dated:                          , 2010.
      --------------------------

                                                  ------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Signature


(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.